UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):       November 17, 2003

NU SKIN ENTERPRISES, INC. (Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-12421 (Commission File Number)	87-0565309 (IRS Employer Identification No.)

75 West Center Street
Provo, UT 84601
(Address of principal executive offices, including zip code)

Registrant's telephone number, including area code:
(801) 345-6100

N/A
(Former name or former address, if changed since last report)

Item 7.         Financial Statements and Exhibits.

      (c)         Exhibits

EXHIBIT NO.	DESCRIPTION

99.1	Nu Skin Enterprises 2003 Fall Update (Transcript and Text of CD Interactive Presentation)

Item 9.         Regulation FD Disclosure.

Nu Skin Enterprises is releasing a 2003 Fall update including, among other things, a mid-year report containing financial highlights for the first six months of 2003. The Fall update is being presented to investors and analysts in the form of a compact disk containing a multi-media interactive presentation with audio/video clips, text and graphics. The presentation will be available on the investor relations section of our website at www.nuskinenterprises.com. A transcript of the presentation is attached as Exhibit 99.1 to this report and incorporated herein by reference.

The information furnished in this report and the exhibit hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NU SKIN ENTERPRISES, INC.
(Registrant)

/s/  Ritch N. Wood
Ritch N. Wood
Chief Financial Officer

Date: November 17, 2003

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

99.1	Nu Skin Enterprises 2003 Fall Update (Transcript and Text of CD Interactive Presentation)